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EXHIBIT 10.5

                               AMENDMENT NUMBER 2
                     TO AMENDED AND RESTATED LOAN AGREEMENT

                  THIS AMENDMENT NUMBER 2, dated as of November 20, 2001 (the "Amendment") to the Amended and Restated Loan Agreement, dated as of July 19, 2001 as amended by Amendment Number 1, dated as of August 6, 2001 (as amended or supplemented from time to time as permitted thereby, the "Loan Agreement"), between Cronos Finance (Bermuda) Limited, a company organized and existing under the laws of the Islands of Bermuda (the "Issuer"), and Fortis Bank (Nederland) N.V. (f/k/a MeesPierson N.V.), a Naamloze Vennootschap, as agent on behalf of the Noteholders (in such capacity, the "Agent") and itself, as Noteholder (the "Initial Noteholder").

                                   WITNESSETH:

         WHEREAS, the Issuer, the Agent and the Initial Noteholder are parties to the Loan Agreement;

         WHEREAS, the parties desire to amend the Loan Agreement as set forth herein;

         NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

         SECTION 1. Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned in the Loan Agreement.

         SECTION 2. Amendment to the Loan Agreement. Effective as of October 31, 2001, upon the execution and delivery hereof, the definition of "Determination Date," as set forth in Section 101 of the Loan Agreement is hereby amended to read in its entirety as follows:

         Determination Date: The second Business Day prior to any Payment Date.

         SECTION 3. Representations and Warranties. The Issuer hereby confirms that each of the representations and warranties set forth in Article V of the Loan Agreement are true and correct as of the date first written above with the same effect as though each had been made as of such date, except to the extent that any of such representations and warranties expressly relate to earlier dates.

         SECTION 4. Effectiveness of Amendment.

         (a) This Amendment shall become effective as of October 31, 2001.

         (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         (c) On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Loan Agreement, and (ii) each reference in the Loan Agreement to "this Agreement" or "hereof", "hereunder" or words of like import, and each reference in any other document to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended or modified hereby.

         SECTION 5. Full Force and Effect. Other than as specifically modified hereby, the Loan Agreement shall remain in full force and effect in accordance with the terms and provisions thereof and is hereby ratified and confirmed by the parties hereto.

         SECTION 6. Execution in Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 7. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO


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CONFLICT OF LAW PRINCIPLES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE
PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment on the date first above written.

                                          CRONOS FINANCE (BERMUDA) LIMITED

                                          By:      /s/ DENNIS J TIETZ

                                          Name: Dennis J Tietz



                                          Title: Director

                                                 -------------------------------

                                          FORTIS BANK (NEDERLAND) N.V., AS AGENT
                                          AND INITIAL NOTEHOLDER

                                          By:   /s/ MERIJN ZONDAG

                                                /s/ MENNO VAN LACUM

                                                --------------------------------

                                          Name: Merijn Zondag

                                                Menno Van Lacum

                                          Title:
                                                --------------------------------


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